                                                                     EXHIBIT 4.1


     COMMON STOCK                                  COMMON STOCK
     [DECORATED CIRCULAR                           [DECORATED CIRCULAR
     DESIGN APPEARS HERE]                          DESIGN APPEARS HERE]
     --------------------                          -------------------
           Number                                        Shares

       ST
                           STORM TECHNOLOGY, INC.
     --------------------                          -------------------

     THIS CERTIFICATE IS TRANSFERABLE
     IN BOSTON, MA OR NEW YORK, NY

                                                    SEE REVERSE FOR
                                               CERTAIN DEFINITIONS AND
                                              A STATEMENT AS TO THE RIGHTS,
                                              PREFERENCES, PRIVILEGES AND
                                                RESTRICTIONS IN SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     THIS CERTIFIES THAT



     IS THE OWNER OF

               FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE PER SHARE, OF

                             STORM TECHNOLOGY, INC.

     transferable on the books of the Corporation by the holder hereof in person by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

     Dated:


     /s/[SIGNATURE APPEARS      [SEAL OF STORM          /s/ [SIGNATURE APPEARS
             HERE]            TECHNOLOGY APPEARS]                 HERE]


          SECRETARY                                        PRESIDENT
                                                   AND CHIEF OPERATING OFFICER

                                                   COUNTERSIGNED AND REGISTERED:
                                               THE FIRST NATIONAL BANK OF BOSTON
                                                   TRANSFER AGENT AND REGISTRANT

                                            BY:    /s/  [SIGNATURE APPEARS HERE]
                                                           AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inspection on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common      UNIF GIFT MIN ACT -
     TEN ENT - as tenants by the         _______   Custodian _______
               entireties                 (Cust)             (Minor)
     JT TEN -  as joint tenants          under Uniform Gifts to Minors
               with right of             Act
               survivorship and               _________________
               and not as tenants             (State)
               in common                 UNIF TRF MIN ACT -   _________________
                                                              (Cust)
                                         (until age)_________________

                                         ____________________________
                                                    (Minor)
                                         under Uniform Transfers to
                                         Minors Act
                                         ____________________________
                                                   (State)

     Additional abbreviations may also be used though not in the above list

     FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[___________________________________]


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

          x    ________________________________________________

          x    ________________________________________________
               THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
NOTICE:        CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
               FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY ANY ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAMS), PURSUANT
TO S.E.C. RULE.17AD-15